                                                          EXHIBIT 10.24


                    REAL ESTATE PURCHASE AND SALE AGREEMENT



                PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, SELLER



                                      and



                     PRENTISS PROPERTIES INVESTORS, INC.,


                                     BUYER

                                   INDEX TO
                    REAL ESTATE PURCHASE AND SALE AGREEMENT

1. Property Included in Sale.................................... 1

2. Purchase Price............................................... 2

3. Title to the Property........................................ 2

4. Buyer's Conditions to Closing................................ 2

5. Seller's Conditions to Closing............................... 5

6. Escrow; Closing.............................................. 5

7. Representations and Warranties............................... 7

8. Leases....................................................... 9

9. Indemnification..............................................10

10.Condition of Property........................................10

11 Possession...................................................12

12.Environmental Matters........................................12

13.Miscellaneous................................................12

14.Tax-Deferred Exchange........................................15

15.Limitation of Buyer's Liability..............................15

16.Seller's Default.............................................15

17.Limitation of Seller's Liability.............................16

                    REAL ESTATE PURCHASE AND SALE AGREEMENT


   THIS AGREEMENT, by and between PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation, herein referred to as "Seller" and PRENTISS PROPERTIES INVESTORS, INC., or its successors or assigns, herein referred to as "Buyer" is dated as of June 27, 1996 (the "Agreement Date").
                 --

   WHEREAS, Seller is the owner of certain real property described on Exhibit A-1 through A-4 attached hereto, including those certain buildings and improvements referred to therein, and Seller desires to sell and Buyer desires to purchase said real property on the terms and conditions set forth herein;

   IN CONSIDERATION OF THE MUTUAL UNDERTAKINGS of the parties hereto it is agreed as follows:

   1.  Property Included in Sale. Seller hereby agrees to sell and convey to
       -------------------------
Buyer, and Buyer hereby agrees to purchase from Seller, the following:

       (a) that certain real property locally known as 2611 Westgrove Drive, Carrollton, TX, 9304 Forest Lane (North and South Buildings), Dallas, TX, 1601 LBJ Freeway, Farmers Branch, TX and 1603 LBJ Freeway, Farmers Branch, TX and more particularly described in Exhibit A-1 through A-4 attached hereto (the "Real Property");

       (b) Seller's interest in all rights, privileges and easements appurtenant to the Real Property, including, without limitation, all minerals, oil, gas and other hydrocarbon substances as well as all development rights, air rights, water, water rights (and water stock, if any) relating to the Real Property and any easements, rights-of-way or other appurtenances used in connection with the beneficial use and enjoyment of the Real Property;

       (c) Seller's interest in all improvements and fixtures located on the Real Property, including, as all other buildings and structures presently located on the Real Property, all apparatus, equipment and appliances used in connection with the operation or occupancy of the Real Property, such as heating and air conditioning systems and facilities used to provide any utility services, refrigeration, ventilation, garbage disposal, recreation or other services on the Real Property (all of which are collectively referred to as the "Improvements");

       (d) All of the interest of Seller in any tangible and intangible personal property now or hereafter owned by Seller and used in the ownership, use and operation of the Real Property, Improvements and Personal Property, including, without limitation, the right to use any trade name now used in connection with the Real

Property and any contract or lease rights, agreements, utility contracts or other rights relating to the ownership, use and operation of the Real Property.

           All of the items referred to in subparagraphs (a), (b), (c) and (d) above are hereinafter collectively referred to as the "Property."

   2.  Purchase Price. The total purchase price (the "Purchase Price") for the
       --------------
Property is Thirty-Six Million Five Hundred Fifty Thousand Dollars ($36,550,000.00). The Purchase Price is payable by wire transfer of immediately available funds at Closing.

       Within three (3) days of the Agreement Date, Buyer shall deposit into escrow with Chicago Title Insurance Company, Dallas, Texas ("Title Company") the sum of $365,500.00 (the "Deposit"). The Deposit shall be held by the Title Company in a federally insured interest bearing account and applied against the cash portion of the Purchase Price at Closing. Interest shall be considered part of and shall follow the Deposit. In the event that this Agreement is terminated prior to Closing due to no fault of Buyer, the Deposit shall be returned to Buyer.

       In the event the purchase and sale provided for under this Agreement does not close due to acts of Buyer, and Seller has fully performed Seller's obligations hereunder, Buyer and Seller hereby agree that Seller will be damaged thereby and that the amount by which Seller is damaged is difficult to ascertain. Therefore, Seller and Buyer hereby agree that the sum equal to the Deposit shall represent and be liquidated damages payable to Seller in such event. These liquidated damages shall be payable by delivery to Seller of the Deposit.

   3.  Title to the Property. At the Closing, Seller shall convey to Buyer
       ---------------------
marketable and insurable fee simple title to the Real Property, all rights, privileges and easements appurtenant thereto, and to the Improvements, by duly executed and acknowledged special or limited warranty deed. Evidence of delivery of marketable and insurable fee simple title shall be the issuance of a Texas Owner's Policy of Title Insurance, in the full amount of the Purchase Price by Title Company (as hereafter defined), insuring fee simple title to the Real Property, Improvements, and appurtenant rights, privileges and easements, in the Buyer.

   4.  Buyer's Conditions to Closing. The following conditions are conditions
       -----------------------------
precedent to Buyer's obligation to purchase the Property:

       (a) Buyer's review and approval of the following: (i) title to the Property as shown on a preliminary report (the "Title Report") from the Title Company and any exceptions thereto and UCC searches on Seller in Dallas County, Texas; (ii) any leasing agreements currently affecting the Property and in the possession of the Seller;

(iii) any tenant leases currently in the possession of the Seller; (iv) any as-built plans and specifications in the possession of the Seller; (v) any operating statements currently in the possession of the Seller; (vi) any management, maintenance and service agreements currently in force and in the possession of the Seller; (vii) an as-built survey showing the location of all improvements and easements, with the Surveyor's certificate attached hereto as Exhibit G; (viii) certificates of occupancy in possession of Seller; (ix) site plans in possession of Seller; (x) tax statements for 1995 and 1996 proposed valuations; (xi) any third party property inspection or environmental reports; and (xii) rent rolls for the Property certified to be true and correct by Seller as of the date of this Agreement and as of the Closing.

           Seller agrees to provide the items set forth in paragraph 4(a) within five (5) calendar days of the Agreement Date except for the Title Report and the survey provided for in subparagraph 4(a)(vii) which shall be provided within thirty (30) calendar days of the Agreement Date.

           If on or before the date which is forty-five (45) days after the Agreement Date (the "Approval Date"), Buyer disapproves in writing any condition in paragraph 4(a), or declines to purchase the Property for any, or no, reason whatsoever, this Agreement shall terminate without any liability on the part of either party. In the event of such termination, the Deposit shall be returned to Buyer. If by the Approval Date Buyer approves in writing the condition in this paragraph 4(a), then this Agreement shall remain in full force and effect and the Deposit shall be held by the Title Company and credited to Seller as provided herein. If by the Approval Date Buyer does not waive or deem satisfied in writing the condition in this paragraph 4(a), there shall be a conclusive presumption that Buyer has not approved the matters set in this paragraph 4(a), this Agreement shall terminate, and the Deposit shall be returned by the Title Company to the Buyer as provided herein. Notwithstanding the Approval Date, Buyer shall be allowed not less than fifteen (15) days after receipt of the later to be received of the survey and the Title Report to review and approve or disapprove said survey and Title Report. The Approval Date shall be extended if the survey or the Title Report are not received within thirty (30) days of the Agreement Date, on a day to day basis.

       (b) Seller maintaining the Property in its present condition until Closing, reasonable wear and tear excepted. In the event that the entire Property or any material part thereof is destroyed or suffers damage before Closing, then Buyer shall, at its sole option, (1) request that Seller undertake at its expense all repairs or restorations necessary to restore prior to Closing the Property to its present condition, (2) terminate this Agreement, or (3) close escrow and receive an assignment of the insurance proceeds, if any, plus any deductible, from policies of insurance maintained and paid for by Seller covering the Property up to the amount necessary to make the necessary repairs or restorations. Should Buyer elect option (1) and Seller elect to not repair the Property, Buyer shall then have the right to elect option (2) or (3). In the event of termination of this Agreement, the Deposit shall be returned to Buyer. If, subsequent to the date hereof and prior to the Closing, any proceeding, judicial, administrative or otherwise, which shall relate to the proposed taking of all or any substantial portion of the Real Property by condemnation or eminent domain or any action in the nature of eminent domain, or the taking or closing of any right of access to the Real Property, is instituted or commenced, Buyer shall have the right and option to terminate this Agreement by giving Seller written notice to such effect within ten (10) days after actual receipt of written notification of any such occurrence or occurrences. Failure to give such notice within such time shall be conclusive evidence that Buyer has waived the option to terminate by reason of the occurrence or occurrences of which it has received notice, and Buyer shall be credited with or be assigned all Seller's right to any proceeds therefrom. Seller hereby agrees to furnish written notification in respect to any such proceedings within forty-eight (48) hours of Seller's receipt of any such notification or learning of the institution of such proceedings. Should Buyer elect to so terminate this Agreement, the Deposit shall be returned forthwith to Buyer, and thereupon the parties hereto shall be released from any and all further obligations hereunder. If the Closing is less than ten (10) days following the last day on which Buyer is entitled to elect to terminate this Agreement, then the Closing shall be delayed until Buyer makes such election. Notwithstanding the foregoing, if such proceeding by way of condemnation or eminent domain shall be "insubstantial" Buyer shall not have the right to terminate this Agreement but shall be credited with or be assigned all Seller's right to any proceeds therefrom. An "insubstantial" proceeding shall be one which (i) does not relate to the taking or closing of any right of access to the Real Property, (ii) affects only the perimeter of the Real Property and does not involve more than the equivalent of $50,000.00 in value collectively with respect to the Westgrove and Forest Lane buildings which comprise a portion of the Real Property, or $100,000.00 in value collectively with respect to the balance of the Real Property, and (iii) does not involve any relocation of utility facilities serving the Real Property (providing this latter condition shall be deemed deleted if Seller shall agree to pay any cost of relocation of any of the same and may use such part of the process of the award allocable thereto for such purpose).

       (c) Delivery by Seller at Closing of the deed and the Assignment and Assumption of Leases in the form attached hereto as Exhibit B.

       (d) Performance by Seller as and when required by this Agreement of each and every term, covenant, condition and agreement required to be performed by Seller pursuant to this Agreement.

           In the event that the conditions set forth above in paragraphs 4(b),
(c) and (d) are not satisfied, Buyer may elect to terminate this Agreement or waive satisfaction of the condition and close escrow. In the event of such termination, the Deposit shall be returned to Buyer.

   5.  Seller's Conditions to Closing. The following conditions are conditions
       ------------------------------
precedent to Seller's obligation to sell the Property:

       (a) The approval of Seller's Investment Committee, which approval Buyer acknowledges Seller will not seek until the Approval Date has passed and Buyer has failed to exercise its right of termination under paragraph 4(a). Seller makes no representation with regard to the likelihood of approval of this Agreement or the transaction contemplated herein by its Investment Committee. Seller shall have a period of ten (10) calendar days after the Approval Date to obtain such approval by its Investment Committee. If for any reason Seller's Investment Committee does not approve this Agreement or the transaction contemplated herein, this Agreement shall terminate, the Title Company shall return the Deposit to Buyer and neither party shall have any further obligations or rights hereunder. In the event this Agreement is terminated solely due to the failure of Seller's Investment Committee to approve the transaction contemplated herein, Seller shall reimburse Buyer for all reasonable, verifiable out-of-pocket expenses incurred by Buyer to third parties in connection with its proposed acquisition of the Property, up to a maximum of $50,000.00.

       (b) Delivery by Buyer at Closing of the Purchase Price and the executed Assignment and Assumption of Leases.

       (c) Performance by Buyer as and when required by this Agreement of each and every term, covenant, condition and agreement required to be performed by Buyer pursuant to this Agreement, such that Buyer does not close for reasons other than the reasons set forth herein whereby Buyer may terminate this Agreement.

           In the event that these conditions 5 (b) and (c) are not satisfied and the sale does not close, Seller may elect to terminate this Agreement or waive satisfaction of the condition and close escrow. In the event of such termination due to nonsatisfaction of conditions 5(b) and (c) by Buyer, the Deposit shall be retained by Seller and shall be non-refundable to the Buyer.

   6.  Escrow; Closing.
       ---------------
       (a) Within 5 days following the date on which the conditions precedent set forth in paragraph 4 have been satisfied or waived, the parties, through their respective attorneys, shall establish an escrow with the Title Company through which the transaction contemplated hereby shall be closed. Upon opening of said escrow Buyer shall cause the Deposit to be deposited in said escrow. The escrow instructions shall be in the form customarily used by the Title Company with such special provisions added thereto as may be required to conform to the provisions of this Agreement. Said escrow shall be auxiliary to this Agreement, and this Agreement shall not be merged into nor in any manner superseded by said escrow. The Title Company shall file, unless otherwise directed by Buyer, with the Internal Revenue Service the information return (Form 1099B) required by Section 6045(e) of the Internal Revenue Code and any regulations issued pursuant thereto. Seller shall be responsible to give to the Title Company such information of the Seller that the Title Company needs in order to complete such form.

       (b) The Closing hereunder shall be held and delivery of all items to be made at the Closing under the terms of this Agreement shall be made at the offices of Title Company on the date which is fifteen (15) calendar days following the approval of Seller's Investment Committee of this Agreement or such other date prior thereto as Buyer and Seller may mutually agree in writing (the "Closing Date"). Such date may not be extended without the prior written approval of both Seller and Buyer. In the event the Closing does not occur on or before the Closing Date, the Title Company shall, subject to the provisions of paragraph 2, unless it is notified by both parties to the contrary within five
(5) days after the Closing Date, return to the depositor thereof items which may have been deposited hereunder. Any such return shall not, however, relieve either party hereto of any liability it may have for its wrongful failure to close.

       (c) At or before the Closing, Seller shall deliver to escrow the following:

           (i) special or limited warranty deed conveying to the Buyer the Real Property, Improvements and all rights, privileges and easements appurtenant thereto as required by paragraph 3 above;

           (ii) originals of all leases (and amendments thereto, if any) in Seller's possession covering any portion of the Property, any security deposits relating thereto in Seller's possession, and an executed Assignment and Assumption of Leases in the form attached hereto as Exhibit B;

           (iii) Assignment regarding Service Contracts, Warranties and Contract Rights;

           (iv) notices to the tenants at the Property in the form attached as Exhibit C, executed by Seller;

           (v) all documents reasonably required by the Title Company;

           (vi) a FIRPTA Affidavit in the form attached hereto as Exhibit D; and

           (vii) a Bill of Sale for the personal property being conveyed.

           Buyer may waive compliance on Seller's part under any of the foregoing items by an instrument in writing.

       (d) At or before the Closing, Buyer shall deliver to escrow the Purchase Price and an executed Assignment and Assumption of Leases in the form attached hereto as Exhibit B.

       (e) Seller and Buyer shall each deposit such other instruments as are reasonably required by the escrow holder or otherwise required to close the escrow and consummate the purchase of the Property in accordance with the terms hereof.

       (f) Rents actually collected (whether such collection occurs prior to, on or after the Closing), real property taxes and assessments, water, sewer and utility charges, annual permits and/or inspection fees (calculated on the basis of the period covered), and other expenses normal to the operation and maintenance of the Property shall be prorated as of 12:01 a.m. on the date the deed is recorded on the basis of a 365-day year. Any costs of tenant finish and lease commissions with regard to New Leases (as defined below) of the Property shall be paid by Buyer. Real estate taxes and assessments shall be prorated based upon the most recent ascertainable bills and 1996 property valuations, with the parties agreeing to reprorate such amounts based upon the actual tax bills no later than November 30, 1996. Seller and Buyer hereby agree that if any of the aforesaid prorations other than real estate taxes and assessments cannot be calculated accurately on the Closing Date, then the same shall be calculated within thirty (30) days after the Closing Date and either party owing the other party a sum of money based on such subsequent proration(s) shall promptly pay said sum to the other party.

       (g) Seller shall pay recording fees and its own legal expenses in connection with this sale. All other costs and charges in connection with the sale, including without limitation, title insurance, surveys and escrow charges shall be paid by Buyer.

   7.  Representations and Warranties.
       ------------------------------

       (a) Seller hereby represents and warrants to Buyer that:

            (i) Seller is a corporation duly organized and validly existing under the laws of the State of lowa and is in good standing under the laws of the State of Iowa; all documents executed by Seller which are to be delivered to Buyer at the Closing are or at the Closing will be duly authorized, executed, and delivered by Seller, are or at the Closing will be legal, valid, and binding obligations of Seller, are sufficient to convey title, and do not violate any provisions of any agreement to which Seller is a party or to which it is subject.

           (ii) Seller will have at closing, to the best of its knowledge, good and indefeasible fee simple title to the Property free and clear of all mortgages, liens, encumbrances, covenants, restrictions, rights-of-way, easements, and any other matters affecting title, except for the Permitted Exceptions;

           (iii) To the best of Seller's knowledge, there are no actions, suits, or proceedings pending or threatened against Seller or otherwise affecting any portion of the Property, at law or in equity, or before or by any federal, state, municipal, or other governmental court, department, commission, board, bureau, agency, or instrumentality, domestic or foreign;

           (iv) From the date of execution of this Contract through the date of closing, Seller shall continue to maintain the Property in its present condition, subject to ordinary wear and tear, and shall continue to manage the Property in the same manner as it is currently being managed;

           (v) At all times from the date hereof through the date of Closing, Seller shall cause to be maintained in force fire and extended coverage insurance upon the Property, and public liability insurance with respect to damage or injury to persons or property occurring on the Property in at least such amounts as are maintained by Seller on the date hereof;

           (vi) To the best of Seller's knowledge, Seller has not received any notice of any violation of any ordinance, regulation, law, statute, building code, zoning ordinance, or environmental laws pertaining to the Property to any portion thereof or of any pending zoning change or special assessment pertaining to the Property;

           (vii) Seller has not received any notice of condemnation of the Property;

           (viii) To the best of Seller's knowledge, all governmental approvals necessary for the operation of the property have been obtained and are in full force and effect, including all code requirements regarding building occupancy and use, parking, and zoning; and

(ix) To the best of Seller's knowledge, all leases for tenants at the property are in full force and effect and have not been amended, except pursuant to amendments delivered to Buyer.



All of the representations and warranties contained in this paragraph 7 are made by Seller both as of the date hereof and as of the date of closing hereunder. Notwithstanding anything to the contrary contained herein, it is understood and agreed that the representations and warranties set forth hereinabove shall survive the closing of this Agreement for a period of one hundred eighty (180) days following the Closing Date, and Seller shall have no liability of any kind whatsoever for any breach thereof except to the extent a claim is assessed against Seller within such one hundred eighty (180) day period. If any of the representations and warranties set forth hereinabove are determined at any time on or before the date of Closing to be untrue or unfulfilled, the Buyer, as Its sole and exclusive remedy, may terminate this Agreement by providing written notice of such termination to Seller, in which event the Deposit shall be returned to Buyer and thereafter neither Seller nor Buyer shall have any further liabilities or obligations one unto the other.

       (b) Buyer hereby represents and warrants to Seller as follows: Buyer is a corporation, duly organized and validly existing under the laws of the State of Delaware and is in good standing under the laws of the State of Texas; all documents executed by Buyer which are to be delivered to Seller at Closing are or at the Closing will be duly authorized, executed, and delivered by Buyer, and are or at the Closing will be legal, valid, and binding obligations of Buyer, and do not and at the Closing will not violate any provisions of any agreement to which Buyer is a party or to which it is subject.

   8.  Leases.
       ------

       (a) Seller hereby represents and warrants to Buyer that to the best of its knowledge, there are no leases, occupancy agreements or rights of third parties to possession of the Property other than the parties (the "Tenants") listed on the Tenant List attached hereto as Exhibit E.

       (b) Seller covenants to use reasonable efforts to obtain from each of the Tenants and deliver to Buyer at least 2 days prior to the Closing estoppel certificates in the form attached hereto as Exhibit F or otherwise in a form acceptable to Buyer. In the event the Buyer does not receive such estoppel certificates from each Tenant (other than US Sprint, Hoechst Celanese and Toshiba), Seller may, at its sole option, provide Buyer with Seller's certificate with respect to those matters which were contained in the estoppel certificate, in which event the obligations of Seller with respect to this paragraph 8(b) shall be deemed satisfied. In the event Seller has not obtained estoppel certificates from US Sprint or Hoechst Celanese, or from any other Tenant, and Seller has elected not to provide the certificate referred to above, Buyer may elect to either close without such certificate with no reduction in the Purchase Price, or to terminate this Agreement, in which event the Deposit shall be returned to Buyer and the parties shall have no further obligation to one another. Any representations made by Seller with respect to any Tenant's lease shall automatically terminate and be of no further force or effect upon delivery to Buyer within 90 days following the Closing of an estoppel certificate from the relevant Tenant.

       (c) Seller agrees not to enter into any new lease agreement or other encumbrance of the Property following the Agreement Date without the prior written approval of Buyer, which approval shall not be unreasonably withheld or delayed. Buyer's failure to respond to Seller's request for approval within four (4) business days following written receipt thereof by Buyer shall be deemed conclusively to be the approval thereof by Buyer. Any such new or renewal lease or other agreement approved, or deemed approved, by Buyer is referred to herein as a "New Lease".


   9.  Indemnification. Each party hereby agrees to indemnify the other party
       ---------------
and hold it harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, reasonable attorneys' fees, resulting from any misrepresentations or breach of warranty or breach of covenant made by such party in this Agreement or in any document, certificate, or exhibit given or delivered to the other pursuant to or in connection with this Agreement except as provided herein. Buyer shall indemnify Seller and Seller shall be fully released from any and all liability arising as a result of any future leasing commissions due under any leasing commission agreements affecting the Property to the extent such commissions are disclosed to Buyer. Buyer acknowledges that the US Sprint lease provides for a deferred leasing commission for which the Buyer shall be responsible for any portion of the commission which is payable following the Closing.

   10. Condition of Property
       ---------------------

       (a) Buyer acknowledges that prior to Closing it or its agents will have inspected the Property and observed the physical characteristics and condition of the Property and the Improvements. Buyer acknowledges that by closing, it waives any and all defects in the physical characteristics and condition of the Property and the Improvements which would be disclosed by such inspection. Buyer further acknowledges that, except as expressly set forth in paragraph 7 above, neither Seller nor any of Seller's officers or directors, nor Seller's employees, agents, representatives, or any other person or entity acting on behalf of Seller (hereafter, for the purpose of paragraph 10(a) and paragraph 10(b), such persons and entities are individually and collectively referred to as the "Seller") have made any representations, warranties or agreements by or on behalf of Seller as to any matters concerning the Property or the present use thereof or the suitability for Buyer's intended use of the Property, including, without limitation, the following: suitability of the topography; the availability of water rights or utilities; the present and future zoning, subdivision and any and all other land use matters; the condition of the soil, subsoil, or groundwater; the purpose(s) to which the Property is suited; drainage; flooding; access to public roads; or proposed routes of roads or extensions thereof. Buyer acknowledges and agrees that the Property is to be purchased, conveyed and accepted by Buyer in its present condition, "as is" and that no patent or latent defect in the condition of the Property whether or not known or discovered, shall affect the rights of either party hereto. Any documents furnished to Buyer by Seller relating to the Property including, without limitation, maps, surveys, studies, pro formas, reports and other information shall be deemed furnished as a courtesy to Buyer but without warranty from Seller except as expressly set forth in paragraph 7 above. All work done in connection with preparing the Property for the uses intended by Buyer including any and all fees, studies reports, approvals, plans, surveys, permits, and any expenses whatsoever necessary or desirable in connection with Buyer's acquiring, developing, using and/or operating the Property shall be obtained and paid for by, and shall be the so1e responsibility of Buyer. Buyer has investigated and has knowledge of operative or proposed governmental laws and regulations including land use laws and regulations to which Property may be and shall acquire the Property upon the basis of its review and determination of the applicability and effect of such laws and regulations. Buyer has neither received nor relied upon any representations concerning such laws and regulations from Seller, except as expressly set forth in paragraph 7 above.

           Buyer, on behalf of itself and its employees, agents, successors and assigns attorneys and other representatives, and each of them, hereby releases Seller from and against any and all claims, demands. causes of action, obligations, damages and liabilities of any nature whatsoever, directly or indirectly, arising out of or related to the condition of the Property.

           By signing in the space provided below in this paragraph 10(a), Buyer acknowledges that it has read and understood the provisions of this paragraph 10(a).

                                     Buyer; Prentiss Properties Investors, Inc.

                                     a Delaware corporation

                                     By: /s/ Mark Doren
                                        ---------------------------
                                     its: Vice President
                                         --------------------------

       (b) At any time following the Agreement Date, Buyer may have access to the Property for the purpose of making, at Buyer's sole cost and expense, studies, physical inspections, investigations and tests on the Property (the "Tests") provided that no such tests shall be conducted without at least one business day prior written notice Seller and Seller's prior approval of such Tests, which approval shall not be unreasonably withheld. Prior to entering onto the Property, Buyer shall provide Seller with a certificate of insurance evidencing liability Insurance coverage acceptable to Seller with respect to all activities to be undertaken by Buyer or its agents on the Property. Buyer shall be required to conduct such tests in a manner as to not unreasonably disturb or interfere with the current use of the property and upon completion of such Tests, Buyer agrees at its sole cost to restore the Property to the condition it was in immediately prior to such Tests, including, but not limited to the immediate removal of anything placed on the Property in connection with such Tests. Copies of any reports, letters or other written information generated as a result of such

Tests shall be provided to Seller if the sale contemplated by this Agreement does not close for any reason. Buyer shall indemnify, defend (with counsel reasonably satisfactory to Seller), protect, and hold Seller harmless from and against any and all liability, loss, cost, damage, or expense (including, without limitation, attorney's fees and costs), but excluding consequential or punitive damages which Seller may sustain or incur by reason of or in connection with any Tests made by Buyer or Buyer's representatives relating to or in connection with the Property, or entries by Buyer or its representatives onto the Property. Notwithstanding any provision to the contrary in this Agreement, the indemnity obligations of Buyer under this Agreement shall survive any termination of this Agreement or the delivery of the deed and the transfer of title.

   11. Possession.  Subject to the rights of the Tenants, possession of the
       ----------
Property shall be delivered to Buyer on the Closing Date, provided, however, that Seller shall afford authorized representatives of Buyer reasonable access to the Property for the purposes of satisfying Buyer with respect to satisfaction of any conditions precedent to the Closing contained herein.

   12. Environmental Matters.  Buyer acknowledges that Seller is making no
       ---------------------
representation whatsoever with respect to the environmental condition of the Real Property. Buyer may order an environmental report to be conducted by an environmental engineering firm selected by Buyer (the "Environmental Study") at any time from the date of seller's acceptance hereof to the Closing. Buyer shall pay all costs of the Environmental Study, if any, and Seller shall cooperate with Buyer, or its agents, in arranging for and conducting the Environmental Study.

   13. Miscellaneous.
       -------------
       (a) Notices.  Any notice required or permitted to be given under this
           -------
Agreement shall be in writing and shall be deemed to have been given one (1) business day following delivery to a nationally recognized overnight courier service, delivery prepaid, and addressed as follows:

           If to Seller:
                 ------
           Principal Mutual Life Insurance Company
           711 High Street
           Des Moines, Iowa 50392-0301
           Attn:  Terrence M. Tobin, Esq.

           With a copy to:

           Larry H. Pachter
           Pachter, Gregory & Finocchiaro, P.C.
           300 West Washington Street
           16th Floor
           Chicago, IL 60606

           If to Buyer:
                 -----
           Prentiss Properties Investors, Inc.
           1717 Main Street, Suite 5000
           Dallas, TX 75201
           Attn:  Mark R. Doran

or such other address as either party may from time to time specify in writing to the other.

   (b) Brokers and Finders.  Neither party has had any contact or dealings
       -------------------
regarding the Property, or any communication in connection with the subject matter of this transaction, through any licensed real estate broker or other person who will claim a right to a commission or finder's fee as a procuring cause of the sale contemplated herein. In the event that any broker or finder perfects a claim for a commission or finder's fee based upon any such contract, dealings or communication, the party through whom the broker or finder makes his claim shall be responsible for said commission or fee and all costs and expenses (including reasonable attorneys' fees) incurred by the other party in defending against the same.

   (c) Successors and Assigns.  This Agreement shall be binding upon, and
       ----------------------
inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns. Buyer may assign its rights or delegate its obligations hereunder without the prior written consent of Seller, provided that Seller receives written notice thereof not less than four (4) business days prior to Closing.

   (d) Amendments and Terminations.  Except as otherwise provided herein, this
       ---------------------------
Agreement may be amended or modified by, and only by, a written instrument executed by Seller and Buyer.

   (e) Governing Law.  This Agreement shall be governed by and construed in
       -------------
accordance with the laws of the State of Texas.

       (f) Merger of Prior Agreements. This Agreement supersedes all prior
           --------------------------
agreements and understandings between the parties hereto relating to the subject matter hereof.

       (g) Enforcement. In the event either party hereto fails to perform any of
           -----------
its obligations under this Agreement or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees.

       (h) Time of the Essence. Time is of the essence of this Agreement.
           -------------------

       (i) Counterparts. This agreement may be executed in counterparts, each of
           ------------
which shall be deemed to be an original, but such counterparts when taken together shall constitute but one agreement

       (j) Survival. Except as otherwise provided herein, the covenants
           --------
contained in this Agreement shall survive the closing of the purchase and sale and shall not be deemed merged in the deed, but shall remain in full force and effect.

       (k) Further Assurances. The parties each agree to do, execute,
           ------------------
acknowledge and deliver all such further acts, instruments and assurances and to take all such further action before or after the closing as shall be necessary or desirable to fully carry out this Agreement and to fully consummate and effect the transactions contemplated hereby.

       (I) Knowledge. For the purposes of this Agreement, Buyer acknowledges
           ---------
that the "knowledge" of the Seller is expressly limited to the actual knowledge of Michael S. Duffy and the Asset Manager(s) of Seller responsible for each property for the twelve months prior to the Closing. Buyer acknowledges that it is familiar with the buildings located at 1601 and 1603 LBJ Freeway, Dallas, Texas comprising a portion of the Property, with an affiliate of Buyer having current management responsibilities therefor. Notwithstanding anything contained in this Agreement to the contrary, Buyer agrees that Seller shall not be in breach of any representation or warranty contained herein to the extent Buyer or its management affiliate knew or had reason to know such representation or warranty was untrue when made.

   14. Tax-Deferred Exchange. Buyer and Seller agree that, at Seller's sole
       ---------------------
election, this transaction shall be structured as an exchange of like-kind properties under Section 1031 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations and proposed regulations thereunder. The parties agree that if Seller wishes to make such election, it must do so prior to the Closing Date. If Seller so elects, Buyer shall reasonably cooperate with Seller, provided any such exchange is consummated pursuant to an agreement that is mutually acceptable to Buyer and Seller and which shall be executed and delivered on or before the Closing Date. Seller shall in all events be responsible for all costs and expenses related to the Section 1031 exchange and shall fully indemnify, defend and hold Buyer harmless from and against any and all liability, claims, damages, expenses (including reasonable attorneys' and paralegal fees and reasonable attorneys' and paralegal fees on appeal), proceedings and causes of action of any kind or nature whatsoever arising out of, connected with or in any manner related to such 1031 exchange that would not have been incurred by Buyer if the transaction were a purchase for cash. The provisions of the immediately preceding sentence shall survive closing and the transfer of title to subject Property to Buyer. Notwithstanding anything to the contrary contained in this paragraph, Buyer shall not be required to expend funds or otherwise be involved in any such
Section 1031 exchange and any such Section 1031 exchange shall be consummated through the use of a facilitator or intermediary so that Buyer shall in no event be requested or required to acquire title to any property other than the Property.

   15. Limitation of Buyer's Liability. Notwithstanding anything herein to the
       -------------------------------
contrary, any and all liabilities of Buyer shall be satisfied solely out of the properties and other assets of Buyer which may exist from time to time. Any other properties and assets of the partners in Buyer or of the ventures, partners, employees, directors, officers, principals and shareholders of such partners, shall not be subject to the satisfaction of any such liabilities and obligations of Buyer under this Agreement. The closing documents to be executed by Buyer at closing shall, at Buyer's option, contain the foregoing limitation in Buyer's liability.

   16. Seller's Default. In the event the Closing does not occur as a result of
       ----------------
Seller's failure to perform any of its obligations hereunder, and such failure is not cured within ten (10) days following receipt by Seller of written notice of such default, Buyer shall have the right, as its sole remedy for such default, to either (i) terminate this Agreement, receive a refund of the Deposit and sue for reimbursement of its due diligence expenses as set forth in paragraph 5 above (and neither party shall have any further rights, duties or obligations hereunder), or (ii) institute an action for specific performance of this Agreement. If Buyer does not file an action for specific performance within six (6) months following the Closing Date, Buyer shall be deemed to have elected to proceed under clause (i) above. In the event, at any time, Buyer seeks recovery against Seller for breach of a representation or warranty, or either party seeks indemnification from the other party under the indemnity provisions of this Agreement, the party seeking recovery shall be limited to recovering only its actual damages, and to the extent permitted by law each party agrees that it shall not seek or recover punitive or consequential damages.

   17. Limitation of Seller's Liability.  Notwithstanding anything herein to the
       --------------------------------
contrary, any and all liabilities of Seller shall be satisfied solely out of the Property and not out of any other assets of Seller which may exist from time to time. Any properties and assets of Seller other than the Property shall not be subject to the satisfaction of any such liabilities and obligations of Buyer under this Agreement. The closing documents to be executed by Seller at closing shall, at Seller's option, contain the foregoing limitation in Seller's liability.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            Seller:
                                            ------

                                            PRINCIPAL    MUTUAL   LIFE
                                            INSURANCE COMPANY, an Iowa
                                            corporation

                                            BY: /s/ Michael S. Duffy
                                                -----------------------
                                                Michael S. Duffy
                                                Assistant Director
                                                Commercial Real Estate/Equities

                                             its: /s/ Terrence M. Tobin
                                                 --------------------------
                                                      Terrence M. Tobin
                                                          Counsel



                                             Buyer:
                                             -----

                                             PRENTISS PROPERTIES INVESTORS,
                                             INC.

                                             By: /s/ Mark Doren
                                                ---------------------------
                                             its: Vice President
                                                 --------------------------

                                  EXHIBIT "A"
                               Legal Description

                                  EXHIBIT "A"

                                    TRACT I

   Being a tract of land situated in the JAMES M. HOUX, ABSTRACT NO. 579, said tract being a part of Dallas City Block 8152 and being more particularly described as follows:

BEGINNING at a point in the South ROW line of Forest Lane (60' from the center line) and being South 89 (degrees) 41' 11" West, a distance of 190.00 feet from the West ROW line of Meadowknoll Road (a 60' ROW);

THENCE: South 0 (degrees) 01'04" East, 265.00 feet to a point for corner;

THENCE: South 89 (degrees) 41'11" West, 5.00 feet to a point for corner;

THENCE: South 0 (degrees) 01'04" East, 21.00 feet to a point for corner;

THENCE: South 89 (degrees) 51'14" West, 116.74 feet to a point for corner;

THENCE: South 0 (degrees) 05'06" West, 201.83 feet to a point for corner in the North line of FOREST MEADOWS NO. 5 REVISED;

THENCE: South 89 (degrees) 51' 14" West, 63.00 feet along the North line of FOREST MEADOWS NO. 5 REVISED, to a point for corner;

THENCE: North 0 (degrees) 05'06" East, 487.31 feet along the Easterly line of WOODSIDE LANE CONDOMINIUMS to a point for corner in the South ROW line of Forest Lane (60' from the center line);

THENCE: North 89 (degrees) 41' 11" East, 184.23 feet along the South ROW line of Forest Lane to the PLACE OF BEGINNING and containing 65,325.79 square feet or
1.4997 acres of land.

SAID TRACT ALSO BEING KNOWN AS LOT 4 BLOCK G/8152 OF FOREST ABRAMS PLACE ADDITION, an addition in the City of Dallas, Dallas County, Texas, according to the Map thereof as recorded in Volume 83147, page 0285, Map Records, Dallas County, Texas.



                                                    Exhibit A-2, Page 1 of 2

                                   TRACT II

   Being a tract of land situated in the JAMES M. HOUX SURVEY, ABSTRACT NO. 579, said tract being a part of Dallas City Block 8152 and being more particularly described as follows:

BEGINNING at a point in the West ROW line of Meadowknoll Road (a 60' ROW) and being South 0 (degrees) 01'04" East, 265.00 feet from the South ROW line of Forest Lane;

THENCE: South 0 (degrees) 01'04" East, 223.40 feet along the West ROW line of Meadowknoll Road to a point for corner;

THENCE: South 89 (degrees) 51'14" West, 311.94 feet along the North line of FOREST MEADOWS NO. 5 REVISED, to a point for corner;

THENCE: North 0 (degrees) 05'06" East, 201.83 feet to a point for corner;

THENCE: North 89 (degrees) 51'14" East, 116.74 feet to a point for corner;

THENCE: North 0 (degrees) 01'04" West, 21.00 feet to a point for corner;

THENCE: North 89 (degrees) 41'11" East, 194.84 feet to a PLACE OF BEGINNING and containing 67,068.88 square feet or 1.5397 acres of land.

SAID TRACT ALSO BEING KNOWN AS LOT 5 BLOCK G/8152 OF FOREST ABRAMS PLACE ADDITION, an addition to the City of Dallas, Dallas County, Texas, according to the Map thereof as recorded in Volume 83147, page 0285, Map Records, Dallas County, Texas.


- --------------------------------------------------------------------------------
Not part of Legal
DO2/REO460
9304 Forest Lane
North and South Building
Dallas, Texas
Dallas County




                                                    Exhibit A-2, Page 2 of 2

                                   EXHIBIT A

                               LEGAL DESCRIPTION

BEING A TRACT OF LAND SITUATED IN THE WILLIAM P. SHAHAN SURVEY, ABSTRACT NO. 1337, DALLAS COUNTY, TEXAS, WITHIN THE CITY OF FARMERS BRANCH, TEXAS, AND ALSO BEING LOT 2, BLOCK 1 (SITE E-1) OF PARK WESTPHASE I (A PLAT REVISION) AS FILED FOR RECORD IN VOLUME 83193, PAGE 2251 OF THE DEED RECORDS OF DALLAS COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT AN INTERSECTION OF THE EAST RIGHT-OF-WAY OF LUNA ROAD (VARIABLE WIDTH) WITH THE NORTH RIGHT-OF-WAY OF INTERSTATE HIGHWAY 635 (VARIABLE WIDTH);

THENCE NORTH 86 DEGREES 46 MINUTES 33 SECONDS EAST, ALONG SAID NORTH RIGHT-OF-WAY LINE, A DISTANCE OF 69.95 FEET TO A SET 5/8 INCH ROD FOR THE POINT OF BEGINNING, SAID POINT BEING THE SOUTHWEST CORNER OF SAID 6.2960 ACRE TRACT:

THENCE NORTH 02 DEGREES 15 MINUTES 00 SECONDS WEST, A DISTANCE OF 444.72 FEET TO AN IRON ROD SET FOR REFERENCE, IN ALL, A TOTAL OF 514.72 FEET TO A CORNER ON THE NORTH LINE OF THE FARMERS BRANCH-CARROLLTON FLOOD CONTROL DISTRICT EASEMENT;

THENCE NORTH 87 DEGREES 45 MINUTES 00 SECONDS EAST, ALONG SAID NORTH LINE, A DISTANCE OF 463.50 FEET TO A POINT FOR CORNER;

THENCE SOUTH 02 DEGREES 15 MINUTES 00 SECONDS EAST, DEPARTING SAID NORTH LINE, A DISTANCE OF 70.00 FEET TO A 5/8 INCH IRON ROD SET FOR REFERENCE, IN ALL A TOTAL OF 212.26 FEET TO A FOUND 1/2 INCH IRON ROD FOUND FOR CORNER:

THENCE SOUTH 47 DEGREES 15 MINUTES 00 SECONDS EAST, A DISTANCE OF 267.21 FEET TO AN "X" FOUND FOR CORNER;

THENCE SOUTH 02 DEGREES 15 MINUTES 00 SECONDS EAST, A DISTANCE OF 102.42 FEET TO A NAIL FOUND FOR A CORNER IN THE NORTH RIGHT-OF-WAY OF INTERSTATE HIGHWAY 635;



                                                     Exhibit A-3, Page 1 of 2

THENCE SOUTH 86 DEGREES 46 MINUTES 33 SECONDS WEST, ALONG SAID NORTH RIGHT-OF-WAY, A DISTANCE OF 652.55 FEET TO THE POINT OF BEGINNING AND CONTAINING 274,255 SQUARE FEET OR 6.2960 ACRES OF LAND, MORE OR LESS.

- --------------------------------------------------------------------------------

NOT PART OF LEGAL
D03
REO 585
1601 LBJ FREEWAY
NE CORNER LUNA AND LBJ FREEWAYS
FARMERS BRANCH, TX
DALLAS COUNTY

                            EXHIBIT A

                      Property Description



BEING a tract of land situated in the William P. Shahan Survey, Abstract No. 1337, Dallas County, Texas, within the City of Farmers Branch, Texas, and also being Lot 3, Block 1 (Site E-2) of Park West-Phase I (a plat revision) as filed for record in Volume 83193, Page 2251, of the Deed Records of Dallas County, Texas and being more particularly described as follows:

COMMENCING at a found iron rod located at the intersection of the west right-of-way of Commerce Boulevard (70 feet wide), with the north right-of-way of Interstate Highway 635 (variable right-of-way);

THENCE South 86 (degrees) 46'33" West, along said north right-of-way line, a distance of 676.49 feet to a found iron rod for the POINT OF BEGINNING, said point being the southeast corner of Site E-2;

THENCE South 86 (degrees) 46'33" West, a distance of 157.12 feet, to a found iron rod for a corner;

THENCE North 2( degrees) 15'00" West, a distance of 102.42 feet, to a point for a corner;

THENCE North 47 (degrees) 15'00" West, a distance of 267.21 feet, to an iron rod set for a comer;

THENCE North 2 (degrees) 15'00" West, a distance of 212.26 feet, to a point for a corner in the centerline of the Farmers Branch-Carrolton Flood Control District easement, from which a set iron rod bears South 2 (degrees) 15'00" East, a distance of 52.50 feet;

THENCE North 87 (degrees) 45'00" East, along said centerline, a distance of
486.00 feet, to a point for a corner;

THENCE South 2 (degrees) 15'00" East, departing said centerline and passing a set iron rod at 52.50 feet, a total distance of 261.26 feet, to an iron rod set for a corner;

THENCE South 42 (degrees) 45'00" West, a distance of 197.91 feet, to a point for a corner;


                                                    Exhibit A-4, Page 1 of 2

THENCE South 2(degrees) 15'00" East, a distance of 99.75 feet, to the POINI OF BEGINNING and CONTAINING 183,223 square feet or 4.2062 acres of land, more or less.

- ---------------------------------------
Not Part of Legal
D04
REO 933
Park West E-2
1603 LBJ Freeway
Farmers Branch, Texas
Dallas County





                                                    Exhibit A-4, Page 2 of 2

                                  EXHIBIT "B"

           ASSIGNMENT AND ASSUMPTION OF LESSOR'S INTEREST IN LEASES

STATE OF_____________  )
                       )  KNOW ALL BY THESE PRESENTS:
COUNTY OF____________  )

   This Agreement by and between PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an lowa corporation (hereinafter called "Assignor") and _______________ (hereinafter called "Assignee")

                                  WITNESSETH:

   WHEREAS, Assignor as lessor entered into those certain lease agreements as more particularly set out in Exhibit "B" attached hereto (herein called the "Leases"); and

   WHEREAS, Assignor now desires to transfer and assign to Assignee all of Assignor's interest in and to the lessor's rights, obligations and interest under the Leases.

   NOW, THEREFORE, in consideration of the premises and other good and valuable consideration in hand paid to Assignor, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby grant, convey, transfer and assign to Assignee, its successors and assigns, all of Assignor's interest in the Leases, covering all or portions of the real property described in Exhibit "A" attached hereto and made a part hereof. Assignor is also hereby assigning and transferring to Assignee any security deposits held by Assignor under the Leases. Assignee hereby assumes any and all obligations of Assignor under such leases and agrees to perform all of the terms, covenants, and conditions of the Leases on part of Assignor required therein to be performed.

   Seller agrees to indemnify and hold Buyer harmless of and from any and all liabilities, claims, demands and expenses, of any kind or nature, arising prior to the date of Closing and which are in any way related to the Leases (except those items which under the terms of this Agreement specifically become the obligation of Buyer) and all expenses related thereto, including, but not limited to, court costs and attorney's fees. Buyer agrees to indemnify and hold Seller harmless of and from any and all liabilities, claims, demands and expenses, of any kind or nature, arising on or subsequent to the date of Closing and which are in any way related to the Leases (except those items, if any, which under the terms of this Agreement specifically become the obligation of Seller) and all expenses related thereto, including, but not limited to, court costs and attorney's fees.

EXECUTED this______day of_________________, 19__

                     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                     By:
                        ------------------------------------
                     Title:
                           ---------------------------------

                     By:
                        ------------------------------------
                     Title:
                          ----------------------------------

                                 EXHIBIT "C"

                                 Tenant Notice



RE:

Dear________:

Please be advised that effective________, the undersigned has sold the above-referenced project to_________. Effective_______________, all future rental payments should be sent to the following

                          --------------------------
                          --------------------------
                          --------------------------


Any questions regarding maintenance and management of the property should be addressed to:

                          --------------------------
                          --------------------------
                          --------------------------


                                       PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


                                       By:
                                          --------------------------
                                       Title:
                                             -----------------------

                                  EXHIBIT "D"

                           NON-FOREIGN CERTIFICATION

   To inform________________("Buyer) that withholding of tax under Section 1445 of the Internal Revenue Code of 1954, as amended ("Code") will not be required upon the transfer of certain real property to the Buyer by PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an lowa corporation ("Seller"), the undersigned hereby certifies the following on behalf of the Seller

   1. The Seller is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

   2. The Seller's U.S. employer identification number is___________; and

   3. The Seller's office address is:

             711 High Street
             Des Moines, lowa 50392

   The Seller understands that this Certification may be disclosed to the Internal Revenue Service by the Buyer and that any false statement contained herein could be punished by fine, imprisonment or both.

   Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge believe it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Seller

Dated:
      ---------------
                                            PRINCIPAL    MUTUAL    LIFE
                                            INSURANCE COMPANY, an  lowa
                                            corporation

                                            By:
                                               ------------------------
                                            Its:
                                                -----------------------


                                            By:
                                               ------------------------

                                            Its:
                                                -----------------------

                                  EXHIBIT "E"

                                  Tenant List

                                    EXHIBIT E
                                    ---------


                                      DO1
                                    REO 445
                                   Westgrove
                             2611 Westgrove Drive
                               Carrolton, Texas




- --------------------------------------------------------------------------------------
     Tenant Name                     Lease Date                     Amend Dates
- --------------------------------------------------------------------------------------
Huggins Construction           August 1, 1987                Supplemental Ag - 7-25-95
Company                                                      Extension Ag - 9-30-90
                               2 O1d Lease Ag Attached       Extension Ag - 8-12-92
                                                             Extension Ag - 8-11-93
- --------------------------------------------------------------------------------------
M -USA Business Systems,       April 18, 1996                N/A
Inc.
- --------------------------------------------------------------------------------------
Erase Enterprises              September 19, 1995            N/A
- --------------------------------------------------------------------------------------
Toshiba America Medical        10-27-95                      Addendum - Dated 10-27-
Systems, Inc.                                                95
- --------------------------------------------------------------------------------------
Benchmarq                      September 5, 1991             N/A
Microelectronics               Commence Ag 10-6-93
- --------------------------------------------------------------------------------------

                                      DO2
                                    REO 460
                                 Forest Abrams
                       9304 Forest Lane (North Building)
                       9304 Forest Lane (South Building)
                                 Dallas, Texas

- --------------------------------------------------------------------------------------------
Tenant Name                          Lease Date                  Amend Dates
                                                              Supporting Documents
- --------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------
NORTH BUILDING
- --------------------------------------------------------------------------------------------
Daniel D. Nale, M.D.           October 31, 1990              Modification and
                                                             Ratification of Lease:
                                                             3-29-96
                                                             Addendum 3: 3-18-91
                                                             *We do not have
                                                             Addendum 1 and 2
- --------------------------------------------------------------------------------------------
Robison and Company            June 28, 1995                 N/A
                               Old Lease Ag Attached:
                               May 4, 1990
- --------------------------------------------------------------------------------------------
Allstate Insurance             June 6, 1994                  Letter Dated 3-21-91
Company                        O1d Lease Ag Attached:
                               April 5, 1991

- --------------------------------------------------------------------------------------------


                               Exhibit E/Page 2



- --------------------------------------------------------------------------------
T.K. Penell DBA College       September 15, 1993        Acknowledgment of
Funding Systems                                         Commencement Date: No
                                                        date
                                                        Extension Ag: 10-4-95
- --------------------------------------------------------------------------------
Jefferson Life Insurance      October 14, 1994          Addendum 1: 11-2-94
Company                       O1d Lease Ags Attached:
                              March 26, 1991
                              July I2, 1990
- --------------------------------------------------------------------------------
Maridell Templeton,           August 3, 1993            Standard Brk. Commission
Attorney at Law               (2 copies attached)       Ag: 8-2-93
                                                        Amend 1: 2-7-95
                                                        Extension Ag: 2-7-95
- --------------------------------------------------------------------------------
United States of              September 29, 1994        N/A
America/Navy Recruiting
- --------------------------------------------------------------------------------
Drs. Dunnewold, Curry,        June 20, 1994             Addendum 1: 9-13-94
Pask and Mandle               Old Lease Ags Attached:
                              March 7, 1994
                              February 11, 1991
                              January 24, 1990
- --------------------------------------------------------------------------------
Allen McClure, Attorney       April 14, 1992            Extension Ag: 3-18-96
- --------------------------------------------------------------------------------
Rooker Asphalt Company,       February 9, 1996          N/A
Inc.
- --------------------------------------------------------------------------------
Dr. Robert Levine             July 7, 1989              Extension Ag: 11-7-95
- --------------------------------------------------------------------------------
Double "T" Enterprises,       December 12, 1994
Inc.                          Old Lease Ags Attached:
                              September, 1993
                              November 20, 1992
- --------------------------------------------------------------------------------
Jimmy Chin, C.P.A.            August 24, 1993           Acknowledgment of
                                                        Commencement Date:
                                                        No date
                                                        Extension Ag: 10-12-95
- --------------------------------------------------------------------------------
Alfred Freitas, Attorney at   May 16, 1995              N/A
Law
- --------------------------------------------------------------------------------
Renee Ryan DBA Renee's        July 23, 1993             N/A
Electrolysis Clinic
- --------------------------------------------------------------------------------
Jim Clare & Associates,       March 23, 19g3            Extension Ag: 3-27-95
Inc.                          Old Lease Ags Attached:
                              February 25, 1991
                              January 24, 1990
- --------------------------------------------------------------------------------

                               Exhibit E/Page 3

- --------------------------------------------------------------------------------
John Gillis, Attorney           March 7, 1994              N/A
                                Old Lease Ags:
                                February 18, 1991
                                January 24, 1990
                                December 5, 1988
                                Partial 3-7-9
                                Partial 12-5-88
- --------------------------------------------------------------------------------
SOUTH BUILDING
- --------------------------------------------------------------------------------
Jerry Utay, Inc.                February 26, 1992          Extension Ag: 1-17-95
                                Old Lease Ags Attached:
                                (1) February 18, 1991
                                (2) January 5, 1989
- --------------------------------------------------------------------------------
Marathon Associates             January 4, 1996            N/A
                                O1d Lease Ag Attached:
                                November 2, 1993
- --------------------------------------------------------------------------------
Wiss & Freemyer, P.C.           August 12, 1993            N/A
                                Old Lease Ag Attached:
                                July 11, 1990
- --------------------------------------------------------------------------------
KMD Services, Inc.              November 2, 1994           N/A
                                Old Lease Ags Attached:
                                August 12, 1993
                                September 29, 1992
                                March 15, 1991
- --------------------------------------------------------------------------------
Automated Motion                November 2, 1994           N/A
Control, Inc.                   Old Lease Ags Attached:
                                September 1, 1993
                                March 22, 1993
                                September 25, 1991
                                Attached Rules and
                                Regulations
- --------------------------------------------------------------------------------
Kamran Ayrom                    June 28, 1995              Acknowledgment of
                                                           Commencement Date:
                                                           No date
- --------------------------------------------------------------------------------
Computer E's                    June 9, 1995               Addendum: 6-20-95
                                                           Back of Lease
- --------------------------------------------------------------------------------
Thorobred, Inc.                 March 22, 1993             Extension Ag: 4-10-95
                                Old Lease Ags Attached:
                                (1) February 11, 1990
                                (2) January 24, 1990
- --------------------------------------------------------------------------------
Weldon Brown, CPA               December 14, 1994          N/A
                                Old Lease Ag Attached.
                                June 17, 1988
- --------------------------------------------------------------------------------



                               Exhibit E/Page 4


- --------------------------------------------------------------------------------
A Professional Resume        November 2, 1994          Extension Ag: 11-14-95
Place                        Old Lease Ags Attached:
                             (1) April 15, I993
                             (2) December 17, 1991
                             (3) November 30, 1990
                             (4) October 2, 1989
- --------------------------------------------------------------------------------
ABB Power Plant Services     April 4, 1995             N/A
- --------------------------------------------------------------------------------
National Really Group        October 2, 1995           Hold Harmless Ag:
                                                       9-29-95
- --------------------------------------------------------------------------------
Marlin M. Blake &            November 22, 1993         Landlord's Waiver and
Associates, Inc.                                       Agreement: 12-20-94
- --------------------------------------------------------------------------------
Hersey & Associates          September 17, 1992        N/A
- --------------------------------------------------------------------------------
Pioneer Painting &           September 1, 1993         Acknowledgment of
Construction, Inc.           Old Lease Ags  Attached:  Commencement Date: No
                             (1) January 15, 1993      date
                             Amend 1 to Old Lease:     Guaranty Ag: 5-9-95
                             3-22-93                   Amend 2. 4-13-95
                             (2) March 26, 1990        Amend 1: 10-19-93
                             (3) January 24, 1990      Waiver and Ag: No date
                             (4) November 7, 1988
- --------------------------------------------------------------------------------
Romacorp, Incorporated       April 22, 1994            Modification and
                                                       Ratification of Lease:
                                                       4-2-96
                                                       Standard Broker
                                                       Commission Agreement:
                                                       5-23-94
- --------------------------------------------------------------------------------
Corporate Cost Control,      October 14, 1993          Standard Broker
Inc.                                                   Commission Agreement:
                                                       12-9-93
- --------------------------------------------------------------------------------

                               Exhibit E/Page 5

                                      DO3
                                    REO 585
                                 Park West E-1
                               1601 LBJ Freeway
                         NE Corner Lane & LBJ Freeway
                             Farmers Branch, Texas

 -------------------------------------------------------------------------------
      Tenant Name               Lease Date                Amend Dates
- --------------------------------------------------------------------------------
Southwest Bank               Motor Bank Lease Ag:     Agreement dated 12-10-91
*an exception lease for the  12-10-91
motor bank--office lease
is In REO 933
- --------------------------------------------------------------------------------
Hoechst Celanese--rent       N/A                      N/A
on antenna--no agreement
- --------------------------------------------------------------------------------
Hoechst Celanese             October 3, 1991          Sublease Ag: 4-1-96
Corporation--Subleased                                4th Amend: 9-21-95
 to Hoechst Pet Film, PFS                             3rd Amend: 1-25-94
Finco, and NCT Finco                                  2nd Amend: 11-30-92
                                                      1st Amend: 7-92
- --------------------------------------------------------------------------------

                                      DO4
                                    REO 933
                                 Park West E-2
                               1603 LBJ Freeway
                             Farmers Branch, Texas

- --------------------------------------------------------------------------------
      Tenant Name               Lease Date                Amend Dates
- --------------------------------------------------------------------------------
Southwest Bank               December 16, 1991        Lessee's Certificate:
                                                      6-19-95
                                                      Commencement Notice:
                                                      No date
- --------------------------------------------------------------------------------
Dewey, Feedum & Howe,        January 1, 1996          Commencement
Inc. dba Dewey's                                      2-96
                                                      Invoice
- --------------------------------------------------------------------------------
Attachmate Corporation       September 28, 1995       Broker Commission
                                                      Computation Attached
- --------------------------------------------------------------------------------
Hoechst Celanese             June 22, 1992            1st Amend: 12-7-95
Corporation                                           SNDAA: 3-17-93
*Listed Twice on the Rent
Roll--l9,000 sq. ft.
added in per last
amendment
- --------------------------------------------------------------------------------


                               Exhibit E/Page 6

- --------------------------------------------------------------------------------
Sprint Communications          February 10, 1994      Consent to Lease: 5-13-94
Company, L.P.                                         Commencement Notice:
                                                      8-11-94
                                                      SNDAA: 4-12-94
                                                      Lessee's Certificate:
                                                      4-12-94
- --------------------------------------------------------------------------------
i 2 Technologies, Inc.         June 29, 1990          4th Amend: 8-18-94
                                                      3rd Amend: 11-16-93
                                                      2nd Amend: 9-4-92
                                                      1st Amend: 6-18-91
                                                      Commencement Notice:
                                                      9-15-92
                                                      Commencement Notice:
                                                      7-10-90
                                                      Commencement Notice:
                                                      12-93
                                                      SNDAA: 3-4-93
- --------------------------------------------------------------------------------
Golf Enterprises, Inc.         August 18, 1993        1st Amend: 6-5-94
                                                      SNDAA: 6-1-95
                                                      Lessee's Cert: 11-10-94
                                                      Commencement Notice:
                                                      8-19-94
- --------------------------------------------------------------------------------
Kemet Corporation              March 15, 1993         Commencement Notice: 4-
                                                      19-93
                                                      Lessee's Certificate: 5-30
                                                      95
- --------------------------------------------------------------------------------
Nycomed                        December 8, 1994       N/A
- --------------------------------------------------------------------------------
NMB Corporation                April 17, 1989         Commencement Notice of
                                                      Second Additional Office
                                                      Space: 3-96
                                                      Commencement Notice: 6-
                                                      14-91
                                                      Amendments to Lease
                                                      -------------------
                                                      2nd Amendment: 5-1-96
                                                      1st Amendment: 4-15-91
                                                      Letter Agreement: 4-17-89
                                                      (attach to lease)
- --------------------------------------------------------------------------------
Maxtor Corporation             October 1, 1995        Commencement Notice:
                                                      10-2-95
- -------------------------------------------------------------------------------
Al Lee & Associates, Inc.      January 29, 1994       Landlord's Waiver and
dba Magec Software                                    Agreement: No date
- --------------------------------------------------------------------------------
Metlife Capital                February 26, 1986      Commencement Notice:
Corporation                                           11-7-95
                                                      2nd Amend: 4-15-92
                                                      1st Amend: 4-15-89
                                                      Certificate: 9-29-86
                                                      Broker Ltr: 10-23-85
- --------------------------------------------------------------------------------

                                  EXHIBIT "F"

                         TENANT'S ESTOPPEL CERTIFICATE

TO:   Prentiss Properties Investors, Inc.

THIS IS TO CERTIFY THAT:

1. The undersigned is the tenant under that certain lease dated_______________ ("Lease") by and between_________________________,as landlord ("Landlord") and _______________________, as tenant ("Tenant"), with respect to that certain premises located at______________, (the "Premises") consisting of_____________ square feet.

2. The Lease is valid and in full force and effect on the date hereof. The Lease represents the entire agreement between the Landlord and the Tenant with respect to the Premises, and is the only agreement between the Landlord and the Tenant affecting or relating to the Premises. The lease has not been modified, changed, altered, assigned, supplemented or amended in any way (except as indicated herein):____________________________________________________________________

3. Tenant has the following options to extend the term of the Lease:
   __________________________________________________________________
   ___________________________(if none, state "none").

4. Tenant has the following options to lease additional space in the Building:
   ____________________________________________________________________________
   ______________(if none, state "none").

5. Tenant has no right to purchase the Property.

6. Tenant has accepted and now occupies the premises, and is and has been conducting its business in the premises since________________. The commencement date of the Lease term occurred on_______________,and the expiration date of the Lease term (other than unexercised options to extend the lease) will occur on ___________________.

7. Landlord has complied with all of its construction and other obligations under the lease to this date, and Tenant is fully obligated to pay, and is paying, the rent and other charges due thereunder, and is fully obligated to perform, and is performing, all of the other obligations of Tenant under the Lease without right of counterclaim, offset or defense, except as specifically provided in the Lease.

8. No one except the Tenant and its employees occupies the Premises. Tenant has not sublet the premises or any part thereof or assigned any of its rights under the Lease except as indicated herein:_________________________________________________________________(if
   none, state "none").

9. Tenant has paid rent for the premises for the period up to and including _________________. The current rent payable by Tenant is $ __________ per month. The current common area maintenance and other charges payable by Tenant (including the Tenant's share of real estate taxes, insurance, and operating expenses) is $______________per month. No such rent has been paid more than one (1) month in advance of its due date except as indicated herein:___________________________________________ (if none, state "none")

10.The Tenant's security deposit is $__________________(if none, state "none").

11.To Tenant's knowledge, no event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, will constitute a default under the lease. Tenant has no existing defenses, offsets or credits against the enforcement of this lease by the Landlord or the payment of rent for the Premises.

12.No actions, whether voluntary or otherwise, are pending against the Tenant under the bankruptcy laws of the United States or any state thereof.

13.Tenant's current notice address is set forth in the Lease.

14.The undersigned is authorized by all necessary action of Tenant to execute this Tenant Estoppel Certificate on behalf of Tenant.

15.Tenant acknowledges that Prospective Purchaser is relying upon this estoppel in connection with its potential acquisition of certain property, including the Premises.

Dated this______day of_______, 1996.

                                      Tenant:

                                      -----------------------------------

                                      By:
                                         --------------------------------
                                         Name:
                                              ---------------------------

                                          Its:
                                              ---------------------------

                                  EXHIBIT "G"

                            SURVEYOR'S CERTIFICATE

The Survey shall (1) be prepared in accordance with the standards for the highest survey in the state where the property is located for comparable properties; (2) reflect the actual dimensions of and the total number of gross square feet of land within the Property, (3) identify any rights-Of-way, improvements, easements, or any encumbrances by applicable recording reference, and 94) include the Surveyor's registered number and seal, the date of the Survey and the following narrative certificate:

       "The undersigned does hereby certify that (x) this Survey was made upon the ground of the property reflected hereon on [date of survey], (xx) the description contained hereon and the location of all rights-of-way, easements, set-back lines, improvements and encroachments which are either visible or are of record in Dallas Count, State of Texas, are accurately reflected hereon, (xxx) the property reflected herein has access to and from a publicly dedicated roadway as shown hereon, (xxxx) no part of the land lies within a 100 year flood plain as defined by the U.S. Department of Housing and Urban Development pursuant to the Flood Disaster Act of 1973, as amended, and (xxxxx) except as shown hereon there are no easements, set-back lines, encroachments or improvements."